SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report         (Date of earliest event reported):       November 7, 2000


                              Emerson Electric Co.
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                     1-278
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                            (Commission File Number)

                                   43-0259330
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                    (I.R.S. Employer Indentification Number)


             8000 West Florissant Avenue, St. Louis, Missouri 63136
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                (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:               (314) 553-2000

Item 5.  Other Events.
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         The Board of  Directors  established  Tuesday,  February 6, 2001 as the date of the Annual Meeting of Stockholders, commencing at 10:00 a.m., CST.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMERSON ELECTRIC CO.
                                             (Registrant)


Date:  November 7, 2000                      By:   s/W. Wayne Withers
                                                --------------------------------
                                                   W. Wayne Withers
                                                   Senior Vice President
                                                   Secretary and General Counsel